UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 19, 2010
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On February 19, 2010, Amkor issued a press release announcing that the International Trade Commission has reversed a finding by the Administrative Law Judge (“ALJ”) on the issue of whether a certain invention constitutes prior art to Amkor’s asserted patents in its patent infringement case against Carsem. The Commission remanded the investigation to the ALJ to make further findings in light of the Commission’s ruling by March 22, 2010, and extended the target date for completion of the investigation to July 20, 2010.
A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Text of Press Release dated February 19, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMKOR TECHNOLOGY, INC.
By:	/s/ Gil C. Tily
Gil C. Tily
Executive Vice President, Chief Administrative Officer and General Counsel

Date: February 26, 2010

EXHIBIT INDEX:

Exhibit	Description
99.1	Text of Press Release dated February 19, 2010